UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2026

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 8, 2026, Vireo Growth Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) by and among the Company, Prolific Supply LLC, an indirect wholly owned subsidiary of Vireo (“Buyer”), The Scotts Miracle-Gro Company, an Ohio corporation (“Scotts”), and SMG Growing Media LLC, an Ohio limited liability company and an indirect wholly owned subsidiary of Scotts (“Seller”).

Pursuant to the SPA, Buyer agreed to purchase from Seller all of the issued and outstanding equity interests of The Hawthorne Gardening Company LLC, a Delaware limited liability company, which, as of closing, owns 100% of the equity interests of HGCI LLC, a Nevada limited liability company, and Hawthorne Hydroponics LLC, a Delaware limited liability company (collectively, the “Hawthorne Companies”). The transaction closed concurrently with execution of the SPA on April 8, 2026.

Pursuant to the SPA, the Company issued to Good Dog Holdings LLC, as the Seller’s designee (the “Seller Designee”), 213,000,000 subordinate voting shares (the “Vireo Shares”) at a deemed value of $0.60 per share, subject to customary post-closing price adjustments, with 5,000,000 of such Vireo Shares having been delivered to Odyssey Trust Company in its capacity as escrow agent for satisfaction of such adjustments. Additionally, pursuant to the SPA, the Company executed and delivered to the Seller Designee a warrant agreement (the “Warrant Agreement”) to purchase 80,000,000 subordinate voting shares at an exercise price of $0.85 (the “Warrants”). The Warrants are immediately exercisable and expire five years from the date of issuance.

In connection with the SPA, the Seller Designee entered into a lock-up agreement with the Company (the “Lock-up Agreement”), providing that the Seller Designee, during the lock-up periods, may not, subject to customary exceptions, offer, issue, sell, transfer or otherwise dispose of the Vireo Shares issued as closing consideration without the prior written consent of the Company. The Lock-up Agreement provides that the Vireo Shares acquired pursuant to the SPA as closing consideration are subject to a lock-up release schedule of 10% of Vireo Shares issued six months post-closing; 30% of Vireo Shares issued 12 months post-closing; 30% of Vireo Shares issued 18 months post-closing; and 30% of Vireo Shares issued 24 months post-closing. Any Vireo Shares issued pursuant to the Warrant Agreement would be subject to the same lock-up release periods.

The Vireo Shares issued pursuant to the SPA, the Warrants, and any subordinate voting shares underlying the Warrants to be issued by the Company were or will be issued in reliance upon the exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act. In connection with entry into the SPA, the Company and the Seller Designee entered into an Investor Rights Agreement (the “Investor Rights Agreement”), providing the Seller Designee with certain resale and piggyback registration rights with respect to the securities issued pursuant to the SPA. Until such time as the Seller Designee (collectively with certain other parties) holds less than 5% of the Company’s issued and outstanding subordinate voting shares, the Investor Rights Agreement provides the Seller Designee with the right to designate one person to be nominated and elected (subject to approval by the Company’s shareholders) to sit on the Company’s Board of Directors, which individual has been initially selected as Chris Hagedorn. The Investor Rights Agreement also provides certain participation rights to the Seller Designee that provide Seller Designee with the ability to purchase additional subordinate voting shares of the Company in the instance that the Company offers subordinate voting shares for cash consideration in certain circumstances. The Seller Designee may purchase up to such number of subordinate voting shares that would allow it (collectively with certain other parties) to maintain its ownership percentage before such an offering such that the Seller Designee (collectively with certain other parties) maintains the same ownership percentage in the Company after such offering.

The foregoing descriptions of the SPA, the Warrant Agreement and the Investor Rights Agreement are only summaries, do not purport to be complete, and are qualified in their entirety by reference to the full texts of the SPA, the Warrant Agreement and the Investor Rights Agreement, which are filed as Exhibits 2.1, 4.1 and 10.1 hereto, respectively, and are incorporated herein by reference.

A copy of the SPA has been filed to provide shareholders with information regarding its terms and conditions and is not intended to provide any factual information about the Company, the Hawthorne Companies or its or their respective businesses. The representations, warranties and covenants contained in the SPA and the other agreements referenced herein have been made solely for the benefit of the parties to such agreements, and are not intended as statements of fact to be relied upon by the Company’s shareholders, but rather, as a way of allocating the risk between the parties thereto in the event the statements therein prove to be inaccurate. Statements made in the SPA have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the SPA, which disclosures are not reflected in the SPA attached hereto. Moreover, such statements may no longer be true as of a given date and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. Accordingly, shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Hawthorne Companies or its or their respective businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the SPA and such other agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 2.02	Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the acquisition of the Hawthorne Companies in connection with the SPA is incorporated herein by reference, to the extent required herein.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the securities issued and to be issued in connection with the SPA and the Warrant Agreement is incorporated herein by reference, to the extent required herein. The securities were issued and will be issued in reliance upon the exemptions from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act.

Item 7.01	Regulation FD Disclosure

On April 8, 2026, the Company issued a press release announcing the matters disclosed in this Current Report on Form 8-K, which is attached as Exhibit 99.1 hereto and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The information required by Item 9.01(a) of this report, including the carve out consolidated financial statements as of September 30, 2025 and for the year then ended for the business conducted by the Hawthorne Companies as of the closing of the SPA, and the unaudited carve-out interim financial statements of the business conducted by the Hawthorne Companies as of the closing of the SPA as of and for the three-month period ended December 27, 2025, will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma information required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1+**	Securities Purchase Agreement, dated April 8, 2026, by and among Vireo Growth Inc., Prolific Supply LLC, the Scotts Miracle-Gro Company, and SMG Growing Media LLC
4.1**	Warrant Agreement, dated April 8, 2026, by and between Vireo Growth Inc. and Good Dog Holdings LLC
10.1	Investor Rights Agreement, dated April 8, 2026, by and between Vireo Growth Inc. and Good Dog Holdings LLC
99.1*	Press Release, dated as of April 8, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*Furnished herewith

+Pursuant to Item 601(a)(5) of Regulation S-K, schedules have been omitted and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

**Certain confidential information has been excluded from this exhibit because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC.
(Registrant)

By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer

Date: April 14, 2026